                         TRADEMARK SECURITY AGREEMENT

                (Trademarks, Trademark Registrations, Trademark
                     Applications and Trademark Licenses)


               WHEREAS, RUCO POLYMER COMPANY OF GEORGIA, LLC, a Delaware corporation (herein referred to as the "Lien Grantor") owns, or in the case of licenses, is a party to, the Trademark Collateral (as defined below);

               WHEREAS, pursuant to the terms of the Security Agreement dated as of July 31, 1998 (as such agreement may be amended from time to time, the "Security Agreement") among Sybron Chemicals Inc., the Subsidiary Guarantors party thereto and Mellon Bank, N.A., as Administrative Agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), the Lien Grantor has granted to the Grantee for the benefit of such Secured Parties a continuing security interest in or other Lien on substantially all the personal property (except certain excluded property) of the Lien Grantor, including all right, title and interest of Lien Grantor in, to and under the Trademark Collateral (as defined below), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement) of the Lien Grantor;

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lien Grantor does hereby grant to the Grantee, to secure the Secured Obligations of the Lien Grantor, a continuing security interest in all of the Lien Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now owned or existing or hereafter acquired or arising:

                 (i) each Trademark (as defined in the Security Agreement) owned by Lien Grantor, including, without limitation, each Trademark registration and application referred to in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark;

                (ii) each Trademark License (as defined in the Security Agreement) to which the Lien Grantor is a party, including, without limitation, each Trademark License identified in Schedule 1 hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

               (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by the Lien Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by the Lien Grantor, including, without limitation, any Trademark referred to in Schedule 1 hereto, and all rights and benefits of the Lien Grantor under any Trademark License, including, without limitation, any Trademark License identified in Schedule 1 hereto, or for injury to the goodwill associated with any of the foregoing.

               The Lien Grantor hereby irrevocably constitutes and appoints the Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Lien Grantor or in its name, from time to time, in the Grantee's discretion, so long as any Event of Default shall have occurred and be continuing, to take with respect to the Trademark Collateral any and all appropriate action which the Lien Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

               Except to the extent permitted in the Security Agreement or the Credit Agreement, the Lien Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Trademark Collateral.

               The foregoing security interest is granted in conjunction with the security interests granted by the Lien Grantor to the Grantee pursuant to the Security Agreement. The Lien Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

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

               IN WITNESS WHEREOF, the Lien Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the 31st day of July, 1998.


                                    RUCO POLYMER COMPANY OF
                                     GEORGIA, LLC

                                    By: /s/   Richard M. Klein
                                       -----------------------------------
                                       Name:  Richard M. Klein
                                       Title: President


Acknowledged:

MELLON BANK, N.A.
as Administrative Agent

By: /s/   Stephen M. Wilus
   -----------------------------------
   Name:  Stephen M. Wilus
   Title: Vice President





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



STATE OF _____________ )
                       ) ss.:
COUNTY OF ___________  )


         I, ______________________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that _________________________, _______________ of RUCO POLYMER COMPANY OF GEORGIA, LLC (the "Company"), personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _________________, appeared before me this day in person and acknowledged that (s)he signed, executed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act of said Company, for the uses and purposes therein set forth being duly authorized so to do.

         GIVEN under my hand and Notarial Seal this ___ day of July, 1998.


[Seal]



--------------------------------
Signature of notary public
My Commission expires __________

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